Business Acquisitions	12 Months Ended
Dec. 31, 2025
Business Combinations1 [Abstract]
Business Acquisitions	Business Acquisitions
Acquisition of Heartland Generation
On Dec. 4, 2024, the Company acquired all issued and outstanding common shares of Heartland Generation Ltd. and Alberta Power (2000) Ltd. (collectively, Heartland) from Energy Capital Partners (ECP) (the Acquisition). The Acquisition, which includes Heartland’s entire business operations in Alberta and British Columbia, was completed for an aggregate purchase price of $493 million, including the assumption of long-term debt of $232 million. The Acquisition was funded through a combination of cash on hand and borrowings under the Company's credit facilities.
On Aug. 1, 2025 and Oct. 2, 2025, the Company completed the sale of its 100 per cent interest in the 48 MW Poplar Hill facility and 50 per cent interest in the 97 MW Rainbow Lake facility, respectively, pursuant to the requirements of the federal Competition Bureau, which required the Company to enter into a consent agreement with the Commissioner of Competition to divest Heartland's Poplar Hill and Rainbow Lake assets (the Required Divestitures). Refer to Notes 7 and 18 for details.
The purchase price allocation was completed before the end of the measurement period and reflects management’s best estimate of the fair value of the acquired assets and liabilities. There were no subsequent adjustments made to the original purchase price allocation and goodwill on acquisition was attributable to the Gas segment. The $51 million of goodwill recognized on the transaction is a result of deferred tax liabilities recognized on the transaction, which are recorded at the Company's effective tax rate without discounting, and from value attributed to the assembled workforce. None of the goodwill is expected to be deductible for tax purposes.
The following table summarizes the purchase price allocation representing the consideration paid and the estimated fair value of the net assets acquired as at Dec. 4, 2024.

Dec. 4, 2024
Current and Non-Current Assets
Cash and cash equivalents	276
Trade and other receivables	126
Risk management assets	16
Prepaid expenses and other assets	106
Assets held for sale (Note 18)	80
Long-term portion of finance lease receivables (Note 17)	107
Property, plant and equipment and Right-of-use assets (Note 19 and 20)	413
Intangible assets (Note 21)	57
Deferred income tax assets (Note 11)	41
Current and Non-Current Liabilities
Accounts payable and accrued liabilities	193
Risk management liabilities	4
Credit facilities, long-term debt and lease liabilities (Note 25)	232
Decommissioning and other provisions (Note 24)	156
Deferred income tax liabilities (Note 11)	108
Contract liabilities	6
Total identifiable net assets at fair value	523
Goodwill arising on acquisition (Note 22)	51
Net assets acquired	574

Cash consideration	493
Contingent consideration payable	81
Total purchase consideration transferred	574